Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Life Insurance Corp. Separate Account LLVA

Supplement to:

Ameritas Advisor No-Load VA

Prospectus Dated May 1, 2026

Supplement Dated September 18, 2026

A majority of the independent trustees of Vanguard Variable Insurance Funds, on behalf of Vanguard Variable Funds – Small Company Growth Portfolio (the "Portfolio") have approved a restructuring of the Portfolio's investment advisory team, removing ArrowMark Colorado Holdings, LLC as an investment advisor to the Portfolio and adding T. Rowe Price Associates, Inc. as an investment advisor to the Portfolio. Additionally, The Vanguard Group, Inc., through its wholly owned subsidiary, Vanguard Portfolio Management is an advisor to the Portfolio. Therefore, T. Rowe Price Associates, Inc. and Vanguard Portfolio Management are added as investment advisors to the Portfolio Subaccount Investment Option in your Policy prospectus and ArrowMark Colorado Holdings, LLC is removed. The restructuring of the investment advisory arrangements is expected to increase the Portfolio's expense ratio by two basis points, from 0.29% to 0.32%.

Accordingly, effective immediately, the underlying portfolio impacted by these changes to your available variable investment options for your Policy is updated as follows:

Type / Investment Objective	Portfolio Company and Adviser / Subadviser(s)	Current Expenses	Average Annual Total Returns as of 12/31/2025
			1 year	5 year	10 year
Seeks to provide long-term capital appreciation.	Vanguard® Small Company Growth Portfolio [5,6]	0.32%	6.11%	3.81%	9.61%
	T. Rowe Price Associates, Inc. and Vanguard Portfolio Management

5	Vanguard is a trademark of The Vanguard Group, Inc.
6	Premiums or transfers will only be accepted into this portfolio from Policyowners already invested in this portfolio. Policyowners who remove all allocations from this portfolio will not be permitted to reinvest in this portfolio.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with Ameritas Life.

If you do not have a current prospectus, please contact Ameritas Life at 800-255-9678.

PF 943 09-26